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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549
                     ----------------------

                            FORM 8-K


                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15(d) OF THE


          SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


Date of Report (Date of Earliest Event Reported): October 15, 1996



                       NATIONSBANK CORPORATION
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      (Exact Name of Registrant as Specified in its Charter)


   North Carolina                 1-6523           56-0906609
------------------------       ------------    -------------------
(State of Incorporation)       (Commission     (IRS Employer
                               File Number)    Identification No.)



NationsBank  Corporate Center, Charlotte, North Carolina 28255
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(Address  of Principal Executive Offices)               (Zip Code)




                          (704) 386-5000
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       (Registrant's Telephone Number, including Area Code)

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ITEM 5.  OTHER EVENTS.

      Release  of  Third Quarter Earnings.  On October 15, 1996, the  Registrant
      -----------------------------------
announced financial results for the third quarter of fiscal 1996, reporting earnings of $625 million and earnings per common share of $2.12. A copy of the press release announcing the results of the Registrant's fiscal quarter ended September 30, 1996 is filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. EXHIBITS.

     The following exhibit is filed herewith:

Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release dated October 15, 1996
               with respect to the Registrant's financial results for the fiscal quarter ended September 30, 1996.

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                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NATIONSBANK CORPORATION

                                   By:  /s/Marc D. Oken
                                       ------------------------
                                       Marc D. Oken
                                       Chief Accounting Officer


Dated:  October 25, 1996

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                           EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release dated October 15, 1996
               with respect to the Registrant's financial results for the fiscal quarter ended September 30, 1996.